EXHIBIT 10.53
Amendment #A.003
To Agreement No. 20020124.5.S.10
Between
Startek, Inc.
And
AT&T Corp.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Startek, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 20020124.5.S.10.A.003
AGREEMENT NO. 200220124.5.S.10 – CPE Order Processing
This Amendment effective April 1, 2007, (“Effective Date”), and amending Agreement No. 200220124.5.S.10, is by and between Startek, Inc., a Delaware corporation (“Supplier”) and AT&T Corp., a New York corporation (“AT&T”), each of which may be referred to in the singular as “Party” or in the plural as “Parties.”
WITNESSETH
WHEREAS, Supplier and AT&T entered into Agreement No. 20020124.5.S.10, on October 21, 2004, as amended by Amendment 1, dated December 15, 2005 and Amendment 2, dated April 3, 2007, (the “Agreement”); and
ACCORDINGLY, the parties hereby agree as follows:
Amendment 20020124.5.S.10.A.002 is hereby modified as follows:
1.	On the face sheet, “AT&T Services, Inc.” is deleted and replaced with “AT&T Corp.”

2.	In the first paragraph, “AT&T Services, Inc. (formerly AT&T Corp.) a Delaware...” is deleted and replaced with “AT&T Corp., a new York.”

3.	In the signature block, “AT&T Services, Inc.” is deleted and replaced with the following: “AT&T Corp. By AT&T Services, Inc., its authorized representative.”

4.	In the footer, “AT&T Services, Inc.” is deleted and replaced with AT&T”.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Startek, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

IN WITNESS WHEREOF, the parties have caused this Amendment A.003 to Agreement No. 20020124.5.S.10 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date the last Party signs.

Startek, Inc.		AT&T Corp. By AT&T Services, Inc., its authorized representative

By:	/s/ A. L Jones	By:	/s/ Kathy Holzer-Muniz

Printed Name: A. L. Jones		Printed Name: Kathy Hol-zer-Muniz

Title: President & CEO		Title: Senior Contract Manager, Global Strategic Sourcing

Date: 5/21/07		Date: 5/3/2007
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Startek, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.